PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as amended, modified, supplemented, extended, restated or replaced from time to time, this "Agreement"), is made as of November 22, 2002, by CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership, having an office c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 ("Pledgor"), in favor of SWH FUNDING CORP., a New Jersey corporation, having an office at Two University Plaza, Hackensack, New Jersey 07601 (together with its successors, assigns and participants, "Lender").

WITNESSETH:

WHEREAS, Lender has made, or is about to make, that certain loan to Pledgor in the principal amount of $6,000,000.00 (the "Loan"), pursuant to the terms, conditions and provisions of that certain Loan Agreement, as of even date herewith, by and between Lender, as lender, and Pledgor, as borrower (as amended, modified, supplemented, extended, restated or replaced from time to time, the "Loan Agreement"), which Loan is evidenced by, inter alia, that certain Promissory Note, of even date herewith, made by Pledgor, as maker, to the order of Lender, as payee, in the amount of $6,000,000.00 (as amended, modified, supplemented, extended, restated, replaced, severed or split from time to time, the "Note" and, together with the Loan Agreement and all related documents, agreements and instruments executed and delivered as security for the Note or in order to evidence or establish or secure the Loan, including, without limitations this Agreement, the "Loan Documents"), and secured by, inter alia, this Agreement; and

WHEREAS, Pledgor is (a) a member of Cedar Center Holdings LLC 3, a Delaware limited liability company ("Holdings") and the owner of 100% of the equity interests therein, Holdings having been formed pursuant to the terms and provisions of that certain Certificate of Formation, filed with the Secretary of State of Delaware (the "Secretary of State") on September 13, 2001 (the "Holdings Certificate of Formation") and (b) the sole member of Cedar-Camp Hill LLC, a Delaware limited liability company ("Camp Hill") and the owner of 100% of the membership interests therein, Camp Hill having been formed pursuant to the terms and provisions of that certain Certificate of Formation, filed with the Secretary of State on November 1, 2002 (the "Camp Hill Certificate of Formation" and, together with the Holdings Certificate of Formation, the "Certificates of Formation"); and

WHEREAS, as a condition of making the Loan to Pledgor, Lender has required that Pledgor enter into this Agreement; and

WHEREAS, Pledgor will derive substantial economic benefit from the Loan being made and, accordingly, Pledgor desires to execute and deliver this Agreement.

NOW, THEREFORE, for Ten Dollars ($10.00) and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the parties hereto agree as follows:


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1. Capitalized Terms. All capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Loan Agreement and, for the purposes of this Agreement, the following capitalized terms shall have the following meanings:

(a) "Camp Hill Membership Interest" means all of Pledgor's -right, title and interest, whether now owned or hereafter acquired, as the sole member of Camp Hill (as evidenced by such certificates or other documents evidencing ownership interest, as applicable, of Camp Hill), or any successor limited liability company or other successor entity, including, without limitation, (i) Pledgor's share of the profits, losses and capital of Camp Hill and the right to vote, if any, and all instruments, whether heretofore or hereafter acquired, evidencing such rights and interests, (ii) all Distributions, (iii) all proceeds (including, without limitation, claims against third parties), products and accessions of the foregoing, (iv) all replacements and substitutions of the foregoing, (v) all books and records (including, without limitation, computerized records, software and disks) relating to any of the foregoing and
(vi) all instruments, certificates or other evidence of the foregoing.

(b) "Camp Hill Collateral" means the Camp Hill Membership Interest.

(c) "Distributions" means all distributions (whether in cash or in kind) and all interest on or in respect of, and all proceeds of, any instrument or interest constituting part of the applicable membership interest, of whatever kind or description, real or personal, whether in the ordinary course or in partial or total liquidation or dissolution, or any recapitalization, reclassification of capital, or reorganization or reduction of capital, or otherwise.

(d) "Event of Default" has the meaning ascribed thereto in Section 7 hereof

(e) "Holdings Collateral" means, all Distributions constituting part of the Holdings Membership Interest.

(f) "Holdings Membership Interest " means all of Pledgor's right, title and interest, whether now owned or hereafter acquired, (i) as a member of Holdings (as evidenced by such certificates of shares of stock or other documents evidencing ownership interest, as applicable, of Holdings), or any successor limited liability company or other successor entity, including, without limitation, Pledgor's share of the profits, losses and capital of Holdings, and the right to vote, if any, and all instruments, whether heretofore or hereafter acquired, evidencing such rights and interests, (ii) all Distributions (as hereinafter defined), (iii) proceeds (including, without limitation, claims against third parties), products and accessions of the foregoing, (iv) all replacements and substitutions of the foregoing, and (v) all instruments, certificates or other evidence of the foregoing.


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(g) "Operating Agreements" means, collectively, the Camp Hill Operating
Agreement (as defined herein) and the Holdings Operating Agreement.

(h) "Pledged Collateral" means, collectively, the Holdings Collateral and the Camp Hill Collateral.

(i) "Security Interest" has the meaning ascribed thereto in Section 2 hereof

2. Pledge. As security for the Obligations, Pledgor hereby grants to Lender a direct and exclusive first priority perfected, continuing security interest in the Pledged Collateral and in all proceeds thereof and interests thereto, therein and thereon (the "Security Interest"), and is delivering to Lender together herewith UCC financing statements duly executed by Pledgor.

3. Distributions. Prior to the date on which there shall have occurred an Event of Default, Pledgor may receive, expend and further distribute any Distributions, free and clear of the terms hereof and of the security interest created hereby, subject, however, to the applicable terms and provisions of the other Loan Documents. Upon the occurrence of an Event of Default, without presentment, demand, notice or protest of any kind, Pledgor hereby irrevocably authorizes and directs each of Camp Hill and Holdings to distribute, transfer, pay and deliver, in accordance with the Agreements and Acknowledgments of Pledge, the forms of which are attached hereto as Exhibit A (the "Camp Hill Consent") and Exhibit B (the "Holdings Consent" and, together with the Camp Hill Consent, the "Consents"), all Distributions at such time and in such manner as such Distributions would otherwise be distributed, transferred, paid and delivered to Pledgor directly to Lender for application against the Obligations, and agrees, at the request of Lender, to execute and deliver appropriate forms of assignment, UCC financing statements, and other appropriate instruments indicating the Security Interest of Lender in any such Distributions, duly executed by Pledgor as additional collateral security for the Obligations. If Pledgor receives any Distributions upon and after the occurrence of an Event of Default, Pledgor shall accept the same as Lender's agent and hold the same in trust on behalf of and for the benefit of Lender and shall promptly deliver the same forthwith to Lender, together with appropriate forms of assignment, UCC financing statements, and other appropriate instruments indicating the Security Interest of Lender in and to such Distributions, duly executed by Pledgor as additional collateral security for the Obligations. Pledgor authorizes and directs Lender to apply any cash Distributions received by it to the payment of the Obligations in the order of priority elected by Lender. Lender shall not have any liability whatsoever to Pledgor with respect to the Distributions so received, nor shall Lender be liable to Pledgor in any manner with respect to the holding by Lender of any Distributions pursuant to this Agreement, nor shall Lender have any obligation to take any action (including, without limitation, the obtaining of insurance) with respect to any Distributions held by it, except to remit to Pledgor the value thereof in excess of the Obligations.

4. Voting Rights.

Pledgor hereby assigns to Lender (a) all of its rights under the Camp Hill Certificate of Formation and the Limited Liability Company Agreement of Camp Hill, dated as of November 1, 2002 (as the same may hereafter be amended, modified, supplemented, restated or replaced from time to time, the "Camp Hill Operating Agreement") and (b) all of its rights to vote and give approvals, consents, decisions and directions and exercise any other similar right with respect to any lawful company action in respect of Camp Hill and the Camp Hill Collateral (collectively, the "Voting Rights"), subject to the terms and provisions of this Agreement. Lender shall hold the Voting Rights so transferred to it under the terms and conditions hereinafter set forth.

(a) Prior to the date upon which there shall have occurred an Event of Default, Pledgor may exercise the Voting Rights; provided, however, that the Voting Rights shall not be exercised in a manner which would violate or be inconsistent with any provision of this Agreement or any other Loan Document. Upon the occurrence of an Event of Default hereunder or under any other Loan Document, Lender shall have the right to exercise, in person or by its nominees or proxies, all Voting Rights transferred to it hereunder and Lender shall have the right (but not the obligation), with respect to any lawful company action for which Voting Rights may be exercised, to exercise the Voting Rights transferred to it by Pledgor in such manner as Lender in its sole discretion shall deem to be in Lender's best interests. Pledgor shall effect the directions of Lender in connection with any such exercise in accordance with this Agreement.

(b) In determining whether Lender is entitled to exercise the Voting Rights hereunder, Camp Hill shall be entitled to rely on a notice from Lender stating that an Event of Default has occurred under the Loan Agreement or any other Loan Document, in which event no further direction from Pledgor shall be required to effect the assignment of Voting Rights hereunder from Pledgor to Lender, and Camp Hill shall immediately permit Lender to exercise all of the Voting Rights in respect of the business and affairs of Camp Hill. Pledgor hereby agrees that Camp Hill shall have any obligation to, and shall not, honor or observe any notice or direction of Pledgor which conflicts with or questions the authority of Lender as set forth in any such Lender's notice delivered pursuant to this Agreement.

(c) Pledgor acknowledges that, except for this Agreement and the Camp Hill Operating Agreement, it has not entered into, and is not bound by the terms of, any agreement or understanding with respect to the purchase, sale, transfer or voting of any Voting Rights.

5. Termination of Agreement. Upon the indefeasible payment and satisfaction in full of the Obligations in accordance with the terms of the Loan Agreement and the other Loan Documents (except for such of the obligations which by the terms upon which such obligations were created survive the payment in full of the Obligations), this Agreement shall immediately cease, terminate and be of no further force or effect (subject to survival of certain matters as provided herein). Thereafter, upon the request of Pledgor and at Pledgor's sole cost and expense, Lender shall deliver to Pledgor a termination of this Agreement

(subject to survival of certain matters as provided herein), together with appropriate instruments of reassignment as reasonably requested by Pledgor and UCC-3 (or UCC-2, as applicable) termination statements, and to return to Pledgor the balance of the Pledged Collateral, if any, to the extent in Lender's possession, and to the extent the same shall not have been sold or otherwise applied or forfeited pursuant to the terms hereof.

6. Lender's Liability. Neither Lender nor any officer, director, employee or agent of Lender shall be liable for the consequence of any Voting Right cast of given by it in good faith nor have any duty or liability to preserve the Pledgor Collateral or any rights pertaining thereto.

7. Rights of Lender.

(a) Lender shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor be under any obligation to take any action whatsoever with regard thereto. After an Event of Default has occurred, Lender or its nominee may, without notice, exercise its remedies in accordance with this Agreement, including, without limitation, Section 9 hereof, all without liability except to account for property actually received by Lender or its nominee; provided, however that Lender shall not have any duty to exercise any of the foregoing actions or any liability for failure to do so or delay in so doing.

(b) Pledgor hereby authorizes Lender, but without any obligation so to do, to file all financing and continuation statements and amendments to financing statements (including, without limitation, all UCC and UCC-3 (or UCC-2, as applicable) financing and continuation statements), naming Pledgor as debtor, with respect to any of the security interest granted hereby and the Pledged Collateral (including, without limitation, such as may be necessary to create, renew, extend and continue the perfection of the Security Interest) without the signature of Pledgor or executed by Lender as attorney-in-fact for Pledgor, and consent to a carbon, photocopy or other reproduction of this Agreement or of a financing statement being sufficient as a financing statement.

8. Events of Default. Any one or more of the events or conditions hereinbelow set forth shall constitute an "Event of Default" hereunder:

(a) Failure by Pledgor to duly keep, perform and observe any tenon, condition, covenant or agreement in this Agreement within ten (10) days of Lender's notice thereof; provided, however, that in the event such failure is curable but not reasonably susceptible of cure within such ten (10) days, and Pledgor commences the cure thereof within such ten (10) days, Pledgor's failure to effect such cure within such ten (10) days shall not constitute an Event of Default if Pledgor diligently prosecutes such cure to completion within thirty
(30) days of Lender's notice of such failure.

(b) If, at any time, any representation, warranty or certification made by Pledgor in this Agreement, or in any document delivered pursuant hereto, shall be untrue, incorrect or misleading in any material respect.

(c) The entry by a court of (i) a decree or order for relief in respect of Pledgor, in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or (ii) a decree or order adjudging Pledgor, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Pledgor, under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of Pledgor, or of any substantial part of the property of, or ordering the winding up or liquidation of the affairs of, Pledgor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of thirty (30) days.

(d) (i) The commencement by Pledgor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or of any other case or proceeding, to be adjudicated a bankrupt or insolvent, (ii) the consent by Pledgor (A) to the entry of a decree or order for relief in respect of Pledgor, in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) to the commencement of any bankruptcy or insolvency case or proceeding against Pledgor, (iii) the filing by Pledgor of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, (iv) the consent by Pledgor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of Pledgor, or of any substantial part of any property of Pledgor, (v) the making by Pledgor of an assignment for the benefit of creditors, or (vi) the admission by Pledgor in writing of its inability to pay its debts generally as they become due.

(e) If, at any time, a judgment shall be rendered against Pledgor which, in Lender's reasonable judgment, will adversely affect the ability of Pledgor to perform any of its obligations under this Agreement or any other Loan Document.

(f) The issuance by any Subsidiary of any class or type of ownership interest of any nature whatsoever to Pledgor or any other Person without the express prior written consent of Lender.

(g) The occurrence of an Event of Default (as defined in the Loan Agreement) under the Loan Agreement.

An Event of Default under any of clauses (a) through (d) immediately above, inclusively, shall constitute an "Event of Default" under all of the other Loan Documents.

9. Remedies. Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other Person (all and each of which demands, advertisements and/or notices is hereby expressly waived to the extent permitted by applicable law), may, without obligation to resort to other security, and in addition to and not in limitation of any and all other remedies reserved to Lender, hereunder or at law or in equity, forthwith after the occurrence of an Event of Default which is continuing and not expressly waived in writing by Lender, collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Collateral and the other rights granted to Lender hereunder, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Lender's offices or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Lender upon any such sale or sales, public or private, to purchase the whole or any part of the Pledged Collateral and the other rights granted to Lender hereunder so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released. Lender shall not be obligated to make any sale of the Pledged Collateral and the other rights granted to Lender hereunder if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral and the other rights granted to Lender hereunder may have been given. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral and the other rights granted to Lender hereunder is made on credit or for future delivery, the Pledged Collateral and the other rights granted to Lender hereunder so sold shall be retained by Lender until the sale price is paid by the purchaser or purchasers thereof. Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral and the other rights granted to Lender hereunder so sold and, in case of any such failure, the Pledged Collateral and the other rights granted to Lender hereunder may be sold again upon like notice. Pledgor hereby waives all rights of marshaling the Pledged Collateral and any other security at any time held by Lender and any right of valuation or appraisal. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Collateral and the other rights granted to Lender hereunder or in any way relating to the rights of Lender hereunder, including, without limitation, reasonable attorney's fees and legal expenses, to the payment in whole or in part, of the Obligations together with interest thereon at the Default Rate, and only after so applying such net proceeds and after the payment by Lender of any other amount required by any provision of law, including, without limitation, the Uniform Commercial Code, need Lender account for the surplus, if any, to Pledgor. Pledgor agrees that Lender need not give more than ten (10) days notice of the time and place of any public sale or of the time and place if any private sale or other intended disposition is to take place and that such notice is commercially reasonable notification of such matters. No notification need be given to Pledgor if any has, after default or otherwise, signed a statement renouncing or modifying any right to notification of sale or other intended disposition. Lender's rights and remedies hereunder are cumulative, at law or in equity, with any and all of Lender's other rights in connection with the Loan and Lender may exercise any of such rights or remedies in any order. In addition to the rights and remedies granted to it in this Agreement and any other instrument securing, evidencing or relating to any of the Obligations, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

10. Right to Become a Member. In addition to the remedies set forth in Section 9 hereof, upon the occurrence of an Event of Default, to the extent permitted by applicable law, Lender may, by delivering written notice to Camp Hill and to Pledgor, succeed, or designate one or more nominees(s) to succeed, to all right, title and interest of Pledgor (including, without limitation, the right, if any, to vote on or take any action with respect to company matters, as a member of Camp Hill). Pledgor hereby irrevocably authorizes and directs Camp Hill on receipt of any such notice (a) to deem and treat Lender or such nominee in all respects as a member (and not merely as an assignee of a member) of Camp Hill entitled to exercise all the rights, powers and privileges (including, without limitation, the right to vote on or take any action with respect to company matters pursuant to the Camp Hill Certificate of Formation or Camp Hill Operating Agreement, to receive all Distributions, to be credited with the members equity attributable to the Pledged Collateral as is pledged hereby and to have all other rights, powers and privileges appertaining to such interests to which Pledgor would have been entitled had any such membership interest not been transferred to Lender or such nominees(s), and (b) to (i) file an amended Camp Hill Certificate of Formation and/or to amend the Camp Hill Operating Agreement, and/or (ii) execute resolutions and/or consents providing for the issuance of membership interests to Lender or such nominee(s) as a member of Camp Hill in place of Pledgor, all in accordance with the applicable Consent.

11. Representations, Warranties and Covenants of Pledgor. Pledgor hereby represents and warrants to and covenants and agrees with Lender with respect to Pledgor and the Pledged Collateral that:

(a) Pledgor has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly authorized, executed and delivered by Pledgor, is the legal, valid and binding obligation of Pledgor, and is enforceable in accordance with its terms, subject, however, to bankruptcy, insolvency and other rights of creditors generally.

(c) The execution, delivery, observance and performance by Pledgor of this Agreement and the transactions contemplated hereby will not result in any violation of either or both of the Certificates of Formation, either or both of the Operating Agreements or of any applicable constitutional provision, law, statute, ordinance, rule or regulation, or of any judgment, decree or order applicable to Pledgor and will not conflict with, or cause a breach of, or default under, any agreement or other document to which Pledgor, Holdings, Camp Hill or any Affiliate of either of them is a party or, except for the liens created or contemplated hereby, result in the creation of any mortgage, lien, pledge, charge or encumbrance upon any of Pledgor's, Holdings' or Camp Hill's or any of their Affiliates' properties or assets.

(d) It is not necessary for Pledgor, Holdings, Camp Hill or any of their Affiliates to obtain or make any (1) governmental consent, approval or authorization, registration or filing (except for appropriate UCC financing statements) from or with any governmental authorities or (ii) consent, approval, waiver or notification of partners, lenders, mortgagees, creditors, lessors or other nongovernmental persons, in each case, in connection with the execution and delivery of this Agreement or the consummation of the transactions herein presently contemplated which has not been obtained.

(e) Pledgor is as of the date hereof (i) the sole equity member of Holdings,
(ii) the sole member of Camp Hill and (iii) the sole owner of the Pledged Collateral. Pledgor owns the Pledged Collateral, and the Pledged Collateral is and shall remain, free and clear of any lien, mortgage, encumbrance, charge, pledge, security interest, or claim of any kind (including, without limitation, any unconditional sale or other title retention agreement) other than as created by this Agreement or the other Loan Documents.

(f) This Agreement, together with the filing of necessary UCC financing statements in the appropriate jurisdiction in each state where Pledgor resides or has its principal office, as the case may be, creates a perfected first priority, continuing security interest of Lender in the Pledged Collateral, except to the extent of Pledged Collateral in the form of cash.

(g) Pledgor covenants and agrees that Pledgor shall defend, at Pledgor's sole cost and expense, Lender's right, title and Security Interest in and to the Pledged Collateral, created pursuant hereto, against the claims and demands of all persons whomsoever.

12. No Disposition. Pledgor agrees that, except as permitted under the Loan Agreement, without the prior written consent of Lender, Pledgor shall not sell, assign, transfer, exchange, encumber or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, nor shall it create, incur or permit to exist any security interest with respect to any of the Pledged Collateral, or any interest therein, or any proceeds thereof, except for the Security Interest provided for by this Agreement.

13. Other Members Shall Join. Every member hereinafter admitted to Holdings and/or Camp Hill, as applicable, as a successor or additional member shall, as a condition thereto, join in this Agreement and agrees to be bound by the terms and provisions hereof, pursuant to a written joinder and assumption agreement in form and substance satisfactory to Lender, and execute and deliver appropriate forms of assignment, UCC financing statements, and other appropriate instruments indicating the Security Interest of Lender in such member's portion of the Pledged Collateral. The failure of any new member to execute and deliver the same prior to its admission as a member in Holdings and/or Camp Hill, as applicable, shall constitute an Event of Default under the terms and provisions of the Loan Documents.

14. Assignment; Participation.

(a) Lender may assign any or all of its right, title and interest in and to the Obligations and may transfer therewith any and all its right, title and interest in and to the Pledged Collateral and the other rights granted to Lender hereunder therefor and the transferee shall have the same right with respect thereto as has Lender. Upon such transfer, Lender shall be released and fully discharged from all liability and responsibility for the Distributions and the other rights granted to Lender hereunder so transferred.

(b) Lender may from time to time sell or otherwise grant participations in any of the Obligations and the holder of any such participation shall, subject to the terms of any agreement between Lender and such holder, be entitled to the same benefits as Lender with respect to any of the Pledged Collateral and the other rights granted to Lender hereunder for the Obligations in which such holder is a participant.

15. Reimbursement of Lender.

(a) Pledgor hereby agrees to indemnify and hold harmless Lender (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatever nature arising out of or in connection with this Agreement or the administration or enforcement of any right or remedy granted to Lender hereunder, except and to the limited extent that any such claims, demands, losses, judgments, and liabilities are determined by a final nonappealable judgment of a court of competent jurisdiction to have been caused solely by Lender's gross negligence or willful misconduct. Any amounts which may become payable by Pledgor pursuant to the foregoing indemnity shall be added to its obligations hereunder and to the Obligations. In no event shall Lender be liable to Pledgor for any matter or thing in connection with this Agreement other than to account for moneys actually received by Lender in accordance with the terms hereof.

(b) If Pledgor shall fail to do any act or thing which Pledgor has covenanted to do hereunder or if any representation or warranty of Pledgor shall be breached, Lender may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the obligations hereunder and to the Obligations the reasonable cost or expense incurred by Lender in so doing.

(c) Pledgor shall be liable for any and all costs incurred by Lender in taking any action pursuant to this Agreement against Pledgor or to enforce any of Lender's rights hereunder against Pledgor and all such costs and expenses, including, without limitation, reasonable attorneys' fees, expenses and disbursements, shall be repayable to Lender upon its demand therefor and shall bear interest from the date advanced to the date of repayment at the Default Rate, which costs and expenses shall be added to the obligations hereunder and to the Obligations.

(c) All indemnities and agreements contained in this Section 14 shall survive the expiration or termination of this Agreement, subject only to the provisions of Section 15 hereof.

16. No Waiver of Rights by Lender. Nothing herein shall be deemed (a) to be a waiver of any right which Lender may have under the Bankruptcy Code or the bankruptcy laws of any State to file a claim for the then outstanding amount of the Loan or to require that all of the Pledged Collateral shall continue to secure all of the Obligations, (b) to impair the validity of the Loan, the Loan Agreement, the Note or any other Loan Document or other document or instrument delivered to Lender in connection therewith, or (c) to impair the right of Lender to commence an action to foreclose any lien or security interest. Nothing herein shall be deemed to be a waiver of any right which Lender may have under

Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the indebtedness of the Loan and other amounts due under this Agreement, the Loan Agreement, the Note or the other Loan Documents or to require that all of the Pledged Collateral shall continue to secure the Obligations.

17. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of Lender, Pledgor shall execute and deliver such further documents and do such further acts and things at Pledgor's cost and expense as Lender may reasonably request in order to effectuate the intent and purposes of this Agreement.

18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

18. No Waiver; Cumulative Remedies. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing and signed by Lender, and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. Neither any failure to exercise nor any delay in exercising on the part of Lender any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, under this Agreement or an related document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

19. Waivers, Assignments; Integration. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing duly executed by Lender and Pledgor. This Agreement and all obligations, rights and remedies of Pledgor hereunder shall inure to the benefit of and be binding upon Pledgor and its respective permitted successors, transferees and assigns. This Agreement and all the rights and remedies of Lender hereunder shall inure to the benefit of and be binding upon Lender, and its respective successors, endorsers, participants, transferees and assigns. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and representations of the parties relating thereto. Lender shall have no duty or liability to preserve the Distributions or any rights pertaining thereto.

21. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties to this Agreement by any of the other, or whenever any of the parties hereto desires to give or serve upon any other any communications with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing, and shall be deemed to have been duly given only (a) when delivered, if sent by registered or certified mail (return receipt requested), (b) when delivered, if delivered personally, (c) when transmitted, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile is promptly sent by any of the other methods for giving notice hereunder) or (d) on the following Business Day, if sent by overnight mail or reputable overnight courier, in each case to the parties at the following addresses or facsimile numbers:

(a) if to Lender:
SWH Funding Corp.
Two University Plaza
Hackensack, New Jersey 07601
Attention: Sanford S. Herrick
Facsimile: (201) 343-1523

with a copy to:
Solomon and Weinberg LLP
685 Third Avenue
30th Floor
New York, New York 10017
Attention: Jay Stark, Esq.
Facsimile: (212) 605-0999

(b) if to Pledgor:

Cedar Income Fund Partnership, L.P.
c/o Cedar Bay Realty Advisors, Inc.
44 South Bayles Avenue, Suite 304
Port Washington, New York 11050
Attention: Brenda J. Walker
Facsimile: (516) 767-6497

with a copy to:

Cedar Bay Realty Advisors, Inc.
44 South Bayles Avenue, Suite 304
Port Washington, New York 11050
Attention: Stuart H. Widowski, Esq.
Facsimile: (516) 767-6497

or at such other address or facsimile number as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication within any corporation or firm to the persons designated to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. The parties agree that their respective counsel shall be authorized to serve notices on behalf of such parties.

22. Power of Attorney. Pledgor hereby appoints Lender as its attorney-in-fact to execute and file, effective upon the occurrence of any Event of Default hereunder, on the behalf of Pledgor, any financing statements, continuation statements or other documentation required to perfect or continue the security interest created hereby. This power, being coupled with an interest, shall be irrevocable until all amounts and other obligations secured hereby have been paid, satisfied and discharged in full. Pledgor acknowledges and agrees that the exercise by Lender of its rights under this Section 22 shall not be deemed a satisfaction of the amounts owed Lender unless Lender so elects in writing.

23. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

24. Governing Law; Jurisdiction; Venue; Service of Process.

(a) THIS AGREEMENT WAS NEGOTIATED, EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE STATE OF NEW YORK'S PRINCIPLES OF CONFLICTS OF LAW, EXCEPT THAT IT IS THE INTENT AND PURPOSE OF LENDER AND PLEDGOR THAT THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK EXCEPT SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.
PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO PLEDGOR AT PLEDGOR'S ADDRESS SET FORTH IN THE INTRODUCTORY PARAGRAPH HEREOF, WHICH SERVICE SHALL BE DEEMED SUFFICIENT FOR PERSONAL JURISDICTION AND SHALL BE DEEMED EFFECTIVE SEVEN (7) DAYS AFTER MAILING. PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PLEDGOR IN ANY OTHER JURISDICTION.

(e) PLEDGOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY LENDER UNDER THIS AGREEMENT ANY AND EVERY RIGHT PLEDGOR MAY HAVE TO (A) A TRIAL BY JURY, (B) INTERPOSE ANY COUNTERCLAIM THEREIN (EXCEPT FOR ANY COMPULSORY COUNTERCLAIM WHICH, IF NOT ASSERTED IN SUCH PROCEEDING, WOULD BE WAIVED) AND (C) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Pledgor has executed and delivered this Agreement as of the date first above written.

CEDAR INCOME FUND PARTNERSHIP, L.P.,
a Delaware limited partnership

By: Cedar Income Fund, Ltd.,
a Maryland corporation,
General Partner

By:
   ---------------------------------
Name: Leo S. Ullman
Title: President

ACCEPTED AND AGREED TO
THIS 22 DAY OF NOVEMBER, 2002:

CEDAR CENTER HOLDINGS, L.L.C. 3,
a Delaware limited liability company

By: Cedar Income Fund Partnership, L.P.,
a Delaware limited partnership,
Managing Member

By: Cedar Income Fund, Ltd.,
a Maryland corporation,
General Partner

By:
   ----------------------------------
Name: Leo S. Ullman
Title: President

[SIGNATURE PAGE CONTINUED ON FOLLOWING PAGE]

CEDAR CAMP HILL LLC,
a Delaware limited liability company,


By: Cedar Income Fund Partnership, L.P.,
    a Delaware limited partnership,
    Managing Member


By: Cedar Income Fund, Ltd.,
    a Maryland corporation,
    General Partner

    By:
       -------------------------------------------------
       Name: Leo S. Ullman
       Title: President



ACKNOWLEDGMENT


Within New York:

STATE OF NEW YORK   )
                    )  SS.:
COUNTY OF NEW YORK  )


On the 20 day of November in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared Leo S. Ullman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                               Notary Public


                                               Charisa J. Goodman
                                               Notary Public, State of New York

                                 No. 01G05077989

Qualified In New York County Commission Expires May 19, 2003

Outside New York:

STATE OF      )
              ) SS.:
COUNTY OF     )

On the      day of November in the year 2002, before me, the undersigned, a
Notary Public in and for said State, personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the



                                                            Notary Public (SEAL)

ACKNOWLEDGMENT


Within New York:


STATE OF NEW YORK )
                  ) SS.:
COUNTY NEW YORK   )

On the 20 day of November in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared Leo S. Ullman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                Notary Public


                                                Charisa J. Goodman
                                                Notary Public, State of New York

                                 No. 01G05077989

Qualified In New York County Commission Expires May 19, 2003

Outside New York:

STATE OF     )
             ) SS.:
COUNTY OF    )

On the   day of November in the year 2002, before me, the undersigned, a Notary
Public in and for said State, personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the



                                                            Notary Public (SEAL)

ACKNOWLEDGMENT


Within New York:


STATE OF NEW YORK     )
                      ) SS.:
COUNTY OF NEW YORK    )

On the 20 day of November in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared Leo S. Ullman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged t6 me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                          Notary Public


                                          Charisa J. Goodman
                                          Notary Public, State of New York

                                No. 01G05077989

Qualified In New York County Commission Expires May 19, 2003

Outside New York:

STATE OF            )
                    ) SS.:
COUNTYOF NEW YORK   )

On the    day of November in the year 2002, before me, the undersigned, a Notary
Public in and for said State, personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the



                                          Notary Public (SEAL)

EXHIBIT A

FORM OF AGREEMENT AND ACKNOWLEDGMENT OF PLEDGE HOLDINGS AGREEMENT AND ACKNOWLEDGMENT OF PLEDGE

The undersigned hereby agrees, acknowledges and consents as of the    day of
November, 2002, to the execution and delivery to SWH FUNDING CORP., a New Jersey corporation (together with its successors, assigns and participants, "Lender"), of that certain Pledge and Security Agreement by CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership ("Pledgor"), as of even date herewith (the "Pledge"), as collateral security for the payment and performance of the Obligations (as defined in the Pledge) under the Pledgor Guaranty (as defined in the Pledge), and the assignment and pledge under the Pledge to Lender by Pledgor of all of its right, title and interest in and to the Pledged Collateral (as defined in the Pledge) which includes, inter ail, the Holdings Collateral (as defined in the Pledge). All capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Pledge.

The undersigned shall cause all of its books and records to reflect the pledge by Pledgor of the Holdings Collateral to Lender and agrees not to consent to or to permit any transfer of the Holdings Collateral or any other action that may be taken by Pledgor that might constitute a breach of any term or condition of the Pledge or any Event of Default so long as any Obligations remain outstanding, except in accordance with and subject to the terms and conditions of the Pledge. The undersigned represents and warrants that (a) the execution and delivery of the Pledge does not violate any of the undersigned's organizational documents or any other agreement to which the undersigned is a party or by which any of the property of the undersigned is bound, (b) Pledgor's ownership interest in the undersigned is as set forth in the Pledge and such ownership interest in the undersigned is not subject to any claim, lien or encumbrance whatsoever of any kind or nature, and (c) the undersigned does not have any claim, right of offset, or counterclaim against Pledgor or with respect to the Holdings Collateral or otherwise under any of the undersigned's organizational documents, and Pledgor is not in default to the undersigned or otherwise under or in respect of any of its obligations under any of the undersigned's organizational documents. The undersigned agrees that Lender and/or its representatives may at any time during reasonable business hours inspect the books, records and properties of the undersigned, and the undersigned shall, so long as any Obligations remain outstanding, at least five
(5) Business Days prior to the time any Holdings Collateral are proposed to be made, give written notice thereof to Lender as provided in the Pledge.

Notwithstanding the security interests of Lender in the Holdings Collateral, Lender shall have no obligation or liability whatsoever to the undersigned, or any member thereof, or any creditor or other person having any relationship, contractual or otherwise, with the undersigned, nor shall Lender be obligated to perform any of the obligations or duties of Pledgor under any of the undersigned's organizational documents, or to take any action to collect or enforce any claim for payment due Pledgor arising thereunder. The undersigned acknowledges that the security interests of Lender in the Holdings Collateral and all of Lender's rights and remedies under the Pledge may be transferred or assigned by Lender to the extent permitted by the Pledge. In the event of any such transfer or assignment, all of the provisions of this Agreement and Acknowledgment of Pledge shall inure to the benefit of the transferees, successors, assigns and/or participants of Lender. The provisions of this Agreement and Acknowledgment of Pledge shall likewise be binding upon any and all permitted successors and/or assigns of the undersigned.


The undersigned hereby agrees that it shall comply with all written instructions originated by Lender concerning the Holdings Collateral and the rights of Lender granted under the Pledge, in accordance with the Pledge, without further consent of Pledgor and that, during the existence of an Event of Default, (a) all Distributions with respect to the Holdings Collateral will be paid directly to Lender until the Obligations have been paid and/or satisfied in full, (b) Lender shall have the sole and exclusive right to exercise all powers of ownership pertaining to such Holdings Collateral and the rights of Lender granted under the Pledge and (c) Lender may take any reasonable action which Lender may deem necessary for the maintenance, preservation and protection of any of the Holdings Collateral and the rights of Lender granted under the Pledge or Lender's security interests therein, including, without limitation, the right to declare any or all Obligations to be immediately due and payable without demand or notice and the right to transfer any of the Holdings Collateral and the rights of Lender granted under the Pledge into Lender's name or the name of any designee or nominee of Lender.

The undersigned shall, from time to time, at the undersigned's expense, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts as may be necessary or proper to carry out and effect the terms of the Pledge and this Agreement and Acknowledgment of Pledge.


This Agreement and Acknowledgment of Pledge shall constitute a "control agreement" under the revised Article 9 of the Uniform Commercial Code and is being given to induce Lender to accept the Pledge and to make the Loan and with the understanding that Lender will rely hereon. This Agreement and Acknowledgment of Pledge is being given to induce Lender to accept the Pledge and to make the Loan and with the understanding that Lender will rely hereon.


[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Agreement and Acknowledgment of Pledge to be duly executed and delivered as of the date first above written.

CEDAR CENTER HOLDINGS, L.L.C. 3,
a Delaware limited liability company

By: Cedar Income Fund Partnership, L.P.,
a Delaware limited partnership,
Managing Member

By: Cedar Income Fund, Ltd.,
a Maryland corporation,
General Partner


By:
   ---------------------------------------
Name:
Title:

PI

EXHIBIT B FORM OF AGREEMENT AND ACKNOWLEDGMENT OF PLEDGE CAMP HILL AGREEMENT AND ACKNOWLEDGMENT OF PLEDGE

The undersigned hereby agrees, acknowledges and consents as of the     day of
November, 2002, to the execution and delivery to SWH FUNDING CORP., a New Jersey corporation (together with its successors, assigns and participants, "Lender"), of that certain Pledge and Security Agreement by CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership ("Pledgor"), as of even date herewith (the "Pledge"), as collateral security for the payment and performance of the Obligations (as defined in the Pledge) under the Pledgor Guaranty (as defined in the Pledge), and the assignment and pledge under the Pledge to Lender by Pledgor of all of its right, title and interest in and to the Pledged Collateral (as defined in the Pledge) including, inter ail, the Camp Hill Collateral (as defined in the Pledge). All capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Pledge. The undersigned shall cause all of its books and records to reflect the pledge by Pledgor of the Camp Hill Collateral to Lender and agrees not to consent to or to permit any transfer of the Camp Hill Collateral or any other action that may be taken by Pledgor that might constitute a breach of any tenon or condition of the Pledge or any Event of Default so long as any Obligations remain outstanding, except in accordance with and subject to the terms and conditions of the Pledge. The undersigned represents and warrants that (a) the execution and delivery of the Pledge does not violate any of the undersigned's organizational documents or any other agreement to which the undersigned is a party or by which any of the property of the undersigned is bound, (b) Pledgor's ownership interest in the undersigned is as set forth in the Pledge and such ownership interest in the undersigned is not subject to any claim, lien or encumbrance whatsoever of any kind or nature, and (c) the undersigned does not have any claim, right of offset, or counterclaim against Pledgor or with respect to the Camp Hill Collateral or otherwise under any of the undersigned's organizational documents, and Pledgor is not in default to the undersigned or otherwise under or in respect of any of its obligations under any of the undersigned's organizational documents. The undersigned agrees that Lender and/or its representatives may at any time during reasonable business hours inspect the books, records and properties of the undersigned, and the undersigned shall, so long as any Obligations remain outstanding, at least five
(5) Business Days prior to the time any Camp Hill Collateral are proposed to be made, give written notice thereof to Lender as provided in the Pledge. Notwithstanding the security interests of Lender in the Camp Hill Collateral, Lender shall have no obligation or liability whatsoever to the undersigned, or any member thereof, or any creditor or other person having any relationship, contractual or otherwise, with the undersigned, nor shall Lender be obligated to perform any of the obligations or duties of Pledgor under any of the undersigned's organizational documents, or to take any action to collect or enforce any claim for payment due Pledgor arising thereunder. The undersigned acknowledges that the security interests of Lender in the Camp Hill Collateral and all of Lender's rights and remedies under the Pledge may be transferred or assigned by Lender to the extent permitted by the Pledge. In the event of any such transfer or assignment, all of the provisions of this Agreement and Acknowledgment of Pledge shall inure to the benefit of the transferees, successors, assigns and/or participants of Lender. The provisions of this Agreement and Acknowledgment of Pledge shall likewise be binding upon any and all permitted successors and/or assigns of the undersigned. The undersigned hereby agrees that it shall comply with all written instructions originated by Lender concerning the Camp Hill Collateral and the rights of Lender granted under the Pledge, in accordance with the Pledge, without further consent of Pledgor and that, during the existence of an Event of Default, (a) all Distributions with respect to the Camp Hill Collateral will be paid directly to Lender until the Obligations have been paid and/or satisfied in full, (b) Lender shall have the sole and exclusive right to exercise all powers of ownership pertaining to such Camp Hill Collateral and the rights of Lender granted under the Pledge and (c) Lender may take any reasonable action which Lender may deem necessary for the maintenance, preservation and protection of any of the Camp Hill Collateral and the rights of Lender granted under the Pledge or Lender's security interests therein, including, without limitation, the right to declare any or all Obligations to be immediately due and payable without demand or notice and the right to transfer any of the Camp Hill. Collateral and the rights of Lender granted under the Pledge into Lender's name or the name of any designee or nominee of Lender.

The undersigned shall, from time to time, at the undersigned's expense, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts as may be necessary or proper to carry out and effect the terms of the Pledge and this Agreement and Acknowledgment of Pledge.
This Agreement and Acknowledgment of Pledge shall constitute a "control agreement" under the revised Article 9 of the Uniform Commercial Code and is being given to induce Lender to accept the Pledge and to make the Loan and with the understanding that Lender will rely hereon. This Agreement and Acknowledgment of Pledge is being given to induce Lender to accept the Pledge and to make the Loan and with the understanding that Lender will rely hereon.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Agreement and Acknowledgment of Pledge to be duly executed and delivered as of the date first above written.

CEDAR CAMP HILL LLC,
a Delaware limited liability company,

By: Cedar Income Fund Partnership, L.P.,
a Delaware limited partnership,
Managing Member

By: Cedar Income Fund, Ltd.,
a Maryland corporation,
General Partner

By:
   ----------------------------------------
Name:
Title: